UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

First Busey Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave.

Champaign, Illinois 61820

(Address of principal executive offices) (Zip code)

(217) 365-4544

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 2, 2022, First Busey Corporation (the “Company”) issued $100.0 million aggregate principal amount of its 5.000% Fixed-to-Floating Rate Subordinated Notes due 2032 (the “Notes”). The Company issued the Notes in an underwritten public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-249028) and a prospectus supplement dated May 25, 2022 (the “Prospectus Supplement”). The Notes were issued pursuant to an Indenture, dated as of May 25, 2017, between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) as trustee (the “Indenture”), as supplemented by a Fourth Supplemental Indenture, dated as of June 2, 2022 (the “Supplemental Indenture”).

The terms of the Indenture, the Supplemental Indenture and the Notes are further described in the Prospectus Supplement under the heading “Description of the Subordinated Notes” and in the related base prospectus, dated September 24, 2020, that accompanies the Prospectus Supplement, under the heading “Description of Debt Securities,” which descriptions are incorporated herein by reference. Such descriptions of the Indenture, the Supplemental Indenture and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Indenture, the Supplemental Indenture and the form of the Notes, copies of which are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of May 25, 2017, between the Company and U.S. Bank National Association (as filed with the SEC on May 25, 2017 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and incorporated herein by reference)

4.2	Fourth Supplemental Indenture, dated as of June 2, 2022, between the Company and U.S. Bank Trust Company, National Association

4.3	Form of 5.000% Fixed-to-Floating Rate Subordinated Notes due 2032 (included in Exhibit 4.2)

5.1	Opinion of Armstrong Teasdale LLP regarding legality

23.1	Consent of Armstrong Teasdale LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2022	First Busey Corporation

By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: Chief Financial Officer

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